Exhibit 10.4
EXECUTION VERSION
LICENSE AGREEMENT
     THIS LICENSE AGREEMENT (this “Agreement”) is entered into this ___th day of October 2011 (“Effective Date”), by and among STATION CASINOS LLC, (“Licensor”), a Nevada limited liability company with its principal place of business at 2411 West Sahara Avenue, Las Vegas, Nevada 89102 and ALIANTE GAMING, LLC (the “Company”), a Nevada limited liability company with its principal place of business at 1505 South Pavillion Center Drive, Las Vegas, Nevada 89135. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Hotel Management Agreement (the “Management Agreement”), dated as of ________, 2011, among the Company and Licensor. Each of the Licensor and the Company is sometimes referred to herein as a “Party,” and all of them, together, are sometimes referred to herein as the “Parties.”
W I T N E S S E T H:
     WHEREAS, Licensor is the owner or licensee of the trademarks, service marks and trade names (the “Marks”) identified on Exhibit A, as such exhibit may be amended from time to time by the parties to add or delete such marks as are necessary or as are no longer used in the business of the Company; and
     WHEREAS, the Company wishes to use the Marks in connection with the operation of the Aliante Station Hotel + Casino, located at 7300 Aliante Parkway, North Las Vegas, NV 89084 (“Hotel”); and
     WHEREAS, Licensor is willing to grant to the Company a license to use the Marks in connection with the operation of the Hotel; and
     NOW THEREFORE, in consideration of the valuable covenants herein, the Parties agree as follows:
     1. LICENSE
               A. GRANT OF LICENSE
          Licensor hereby grants to the Company a non-exclusive, non-transferable, royalty-free, limited scope license to use the Marks in connection with the hotel and casino services and other goods and services set forth in the registrations or applications for the Marks and marketing and advertising directly related to the Hotel.
               B. TERRITORY OF LICENSE
          The Company may use the Marks only in connection with the limited scope set forth in Section 1.A, above in the United States, its possessions and territories, and on the Internet (provided, however, that any use on or through domain names owned by Licensor shall only be acceptable after Licensor’s prior written approval, in Licensor’s sole and absolute discretion), and, to the extent that the Company wishes to use any of the Marks for advertising and marketing of the Hotel in any other countries. Licensor shall arrange for the filing of applications to register such Marks in Licensor’s name in each such country, provided that the

Company shall be responsible for, and shall properly reimburse Licensor for, all reasonable fees, costs, and expenses in connection with such filings.
               C. TERM OF LICENSE
          The term of the license shall commence as of the Effective Date. On the Effective Date, this Agreement will supersede the License and Support Agreement dated on June 6th, 2006 by and between Station Casinos, Inc., Aliante Station, LLC and the Company (“2006 License and Support Agreement”). This Agreement and the license provided herein will terminate automatically upon and concurrently with the termination of the Management Agreement, provided that if the Company elects to cause Licensor to provide Transition Services under the Management Agreement, then this Agreement and the license provided for hereunder shall continue for as long as the Transition Period, as defined in the Management Agreement, is in effect; provided, that in all instances, the Company shall have complied with the quality control provisions of Section 1.D(i) below, subject to the applicable cure period set forth therein.
               D. QUALITY CONTROL
               (i) The Company shall only use the Marks in connection with respective goods and services that are of a quality which at all times comports with the requirements set forth in the 2006 License and Support Agreement, and to make reasonably available to Licensor, at Licensor’s request, specimens of all materials which at the time of the request bear any of the Marks and which are being used to advertise and promote the Marks and the goods and services under the Marks. Licensor shall also have the right, upon reasonable notice to the Company and during reasonable business hours, and subject to applicable laws (including Gaming Laws), to inspect the Company’s premises to ensure that the quality of the goods and services offered in connection with the Marks is being maintained; provided, however, Licensor shall use commercially reasonable steps to avoid unreasonably disrupting the Company’s business or operations.
               (ii) In the event that the Company shall fail to carry out or comply with the minimum quality standards set forth in Section 1.D(i) above, and shall fail to cure such breach within thirty (30) days after written notice from Licensor specifying the breach and, to the extent reasonably practicable, the steps necessary to cure such breach, Licensor may terminate this Agreement by giving written notice to the Company.
               E. MARKING
          The Company shall indicate on all printed materials bearing the Marks that the Marks are owned by Licensor and are used under license, and shall otherwise include applicable federal registration symbols and trademark notices, and any other notices and legends that may be reasonably required by Licensor. The Company shall use commercially reasonable efforts to preserve the independent indicia between the Marks and any third Person’s mark (including, without limitation, any mark that incorporates the text “Aliante”) and take additional steps to reinstate the independent indicia in the event that such independent indicia is breached.

               F. COMPOSITE MARK; DERIVATIVE MARK
               (i) Subject to Section 1.E. above and only in the event that a unitary or composite mark consisting of a Mark or “Station” or “Station Casinos,” on the one hand, and “Aliante” or any other mark, on the other (the “Composite Mark”) is adopted and used in connection with the hotel and casino services to be provided pursuant to the Agreement, all right, title and interest in and to such Composite Mark shall be owned by the Company. Upon termination of the license granted under Section 1.A. above, the Company shall (a) cease and desist from all use of such Composite Mark; (b) destroy all advertising, promotional and other materials bearing such Composite Mark; and (c) immediately withdraw or cancel any trademark applications or registrations with respect to the Composite Mark.
               (ii) Subject to Sections 1B. and 1.E. above and only in the event that a mark consisting of the word(s) “Station” or “Station Casinos,” and any other word, symbol or device (the “Derivative Mark”) is adopted and used in connection with the hotel and casino services to be provided under the Agreement, other than a Composite Mark, Licensor shall be the sole owner of all right, title and interest in and to such Derivative Mark. The Company shall not challenge the ownership or validity of such Derivative Mark, or file any application for trademark or copyright registration, or any other form of protection for such Derivative Mark.
               G. GOODWILL
          Any and all goodwill associated with, arising out of, or identified by the Marks shall inure directly and exclusively to the benefit of, and is the property of, Licensor; provided, however, that to the extent that a Composite Mark arises, all goodwill inuring exclusively to the Composite Mark shall inure exclusively to the benefit of the Company; provided further, however, that upon cessation of any use of a Composite Mark pursuant to Section 1.F, above, any residual goodwill in and to any Mark that in any manner derived or emanated for the use of existence of the Composite Mark shall inure directly and exclusively to Licensor.
     2. INDEMNIFICATION AND LIMITATION OF LIABILITY
          A. The Company (and any receiver, liquidator, or trustee of, or successor to, the Company) shall indemnify and hold harmless Licensor, and its officers, partners, shareholders, directors, managers, members and employees (each an “Indemnitee”), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, proceedings, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, all reasonable costs and expenses of defense, appeal and settlement of any and all suits, actions and proceedings involving an Indemnitee, and all costs of investigation in connection therewith) (“Claims”) that may be imposed on, incurred by, or asserted against an Indemnitee to the extent relating to or arising out of, the Company’s negligent use or willful misuse of the Marks or breach by the Company of its representations or covenants under this Agreement.
          B. Licensor shall indemnify and hold harmless the Company and their officers and managers from and against any and all claims that may be imposed on, incurred by, or asserted against an Indemnitee relating to or arising out of any (i) infringement by the Company, Station or Licensor of third parties’ rights (including, without limitation, any federal or state copyright, patent, trademark, or other proprietary rights) as a result of this Agreement or the Company’s or Licensor’s use of the Marks, (ii) breach of agreement by Licensor with third parties, or (iii) breach by Licensor of any representation or covenant under this Agreement; provided, however, with respect to clause (i) hereof, Licensor’s indemnity of the Company shall not include the Company’s infringement of third-party rights as a result of the Company’s use of the Marks in breach of this Agreement.
          C. The indemnifying party pursuant to Sections 2.A or 2.B above shall pay expenses as they are incurred by an Indemnitee in connection with any action, claim or proceeding that such Indemnitee asserts in good faith to be subject to the indemnification obligations set forth herein, upon receipt of an undertaking from such Indemnitee to repay all amounts so paid by the indemnifying party to the extent that it is finally determined that the Indemnitee is not entitled to be indemnified therefor under the terms hereof.
          D. In no event shall Licensor or the Company be liable for consequential, punitive or special damages for any breach of this Agreement, and any liability of any such Party for any breach of this Agreement shall be limited to actual damages suffered by the Party as a result of such breach.
     3. COVENANTS
          A. The Company represents, covenants and agrees that, except as otherwise expressly provided for herein, it:
               (i) shall not use or seek to register the Marks or any confusingly similar trademark, service mark, trade dress Internet domain name or similar electronic designation of address, or any products or services closely related thereto, except as expressly provided for herein;
               (ii) shall not challenge or contest the ownership or validity of, or knowingly facilitate the violation, infringement or dilution by others of the Marks, the Derivative Marks or the Composite Marks, as used in connection with the terms and conditions of this Agreement;
               (iii) shall keep confidential and secret and shall not disclose or make available any Confidential and Proprietary Information (as hereinafter defined), directly or indirectly to anyone other than its own employees or the employees of any manager or managing member of the Company. Only the employees of the Company or any manager or managing member of the Company who are required to know the details of the Confidential and Proprietary Information to enable the Company to perform its obligations hereunder shall receive such details; provided, however, the foregoing requirement of non-disclosure does not apply to information generally known to be public through no fault of the Company, known to the Company prior to its disclosure by Licensor, through a source that is not known by the Company to be subject to any obligation, contractual or otherwise, to keep such information confidential or required to be disclosed by law. As used in this Agreement, “Confidential and Proprietary Information” shall mean any information relating to technical, marketing, product and/or business affairs which is disclosed by Licensor or the Company, as the case may be, and which is clearly designated as “confidential” or “proprietary” by the disclosing party, including trade secrets relating to Licensor’s software research and developments, inventions, processes, formulae, techniques, methods, procedures, designs or other technical, business or gaming-related information;
               (iv) shall not object to any use by Licensor of the Marks, whether or not related to the gaming industry; and
               (v) shall obtain all applicable permits and licenses in connection with its obligations under this Agreement, except for those required to be maintained by Licensor, or where the failure to be so licensed, authorized or qualified would not have a material adverse effect on its ability to fulfill its obligations under this Agreement.
          B. Licensor represents, covenants and agrees that, except as otherwise expressly provided for herein:
               (i) the Marks are registered or the subject of applications as set forth in Exhibit A; Licensor has the right to license or sublicense (as applicable) the Marks as contemplated herein; and Licensor will arrange to make filings deemed reasonably necessary by Licensor to maintain the registered or applied for status of the Marks;
               (ii) to Licensor’s actual knowledge after no investigation, the Marks do not materially infringe on any trademark or other intellectual property right of third parties;
               (iii) Licensor has the corporate authority to execute this Agreement, and the legal right (without the consent of any other Person) to grant the rights and licenses set forth herein;
               (iv) Neither Licensor nor, to the actual knowledge of Licensor after no investigation, any third party is in material breach of any material agreement related to the Marks that would have a material adverse effect on the ability of the Company to fully exploit the Marks;
               (v) Licensor shall take commercially reasonable steps to address infringement by third parties of the Marks that would have a material adverse effect on the ability of the Company to fully exploit the Marks; and
               (vi) Licensor shall keep confidential and shall not disclose or make available any Confidential and Proprietary Information directly or indirectly to anyone other than their own employees who are required to know the details of such Confidential and Proprietary Information in order for Licensor to provide services to the Company; provided, however, the foregoing requirement of non-disclosure does not apply to information generally known to the public through no fault of Licensor, known by Licensor prior to its disclosure through a source that is not known by Licensor, as applicable, to be subject to any obligation, contractual or otherwise, to keep such information confidential, or information required to be disclosed by law.

     4. NOTICES AND SUBMISSION OF SPECIMENS
          All notices and submissions which the Parties are obligated to make under this Agreement shall be to the following:
(a)	As to Licensor

Station Casinos LLC 1505 South Pavilion Center Drive Las Vegas, Nevada 89135 Phone: (702) 221-6606 Facsimile: (702) 221-6613 Attn: Richard J. Haskins, Esq.

With a copy to (which shall not constitute notice):

Milbank, Tweed, Hadley & McCloy LLP 601 South Figueroa Street, 30th Floor Los Angeles, California 90017 Phone: (213) 892-4333 Facsimile: (213) 629-5063 Attn: Kenneth J. Baronsky, Esq.

(b)	As to the Company:

Aliante Gaming, LLC 1505 South Pavilion Center Drive Las Vegas, Nevada 89135 Attention: General Counsel Telephone: (702) 495-4256 Facsimile: (702) 495-4252]

With a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention: Alan W. Kornberg and Jeffrey D. Saferstein
Telephone: (212) 373-3000
Facsimile: (212) 757-3990

and to:

Lionel Sawyer & Collins 1100 Bank of America Plaza 50 West Liberty St.

Reno, NV 89501 Attention: Dan R. Reaser Telephone: (775) 788-8619 Facsímile: (775) 788-8682
          All notices, requests, consents and other formal communication between the Parties that are required or permitted under this Agreement (“Notices”) shall be in writing and shall be sent to the address for the respective addressee provided above (each a “Notice Address”). Notices shall be (a) delivered personally with a written receipt of delivery, (b) sent by a recognized overnight courier requiring a written acknowledgment of receipt or providing a certification of delivery or attempted deliver (e.g., Federal Express, Airborne, UPS), (c) sent by certified or registered mail, postage prepaid, return receipt requested, or (d) transmitted by facsimile machine provided that the facsimile transmission is received between 8:00 a.m. and 5:00 p.m. (as determined by the time zone of the addressee), Monday through Friday but excluding holidays on which the primary office of the addressee is closed, and provided, further, that a duplicate copy of the Notice is delivered to the respective Notice Address on the first regular business day following the date of facsimile transmission. Notices shall be deemed delivered when actually received by the addressee at the respective Notice Address; provided,however, that if the Notice was sent by overnight courier or mail as aforesaid and is affirmatively refused or cannot be delivered during customary business hours by reason of the absence of a signatory to acknowledge receipt, or by reason of a change of address with respect to which the addressor did not have either knowledge or written notice delivered in accordance with this Section 5, then the first attempted delivery shall be deemed to constitute delivery.
          A Party shall be entitled to change its Notice Address from time to time, and to add up to two (2) additional notice addressees, by delivering to the other Party notice thereof in the manner herein provided for the delivery of Notices.
     5. TRANSFER
          The Company shall not sublicense or assign this Agreement, or any rights hereunder, without the prior written consent of Licensor.
     6. THIRD PARTY BENEFICIARY
          North Valley Enterprises, LLC (“NVE”) (or an Affiliate thereof) shall be an express third party beneficiary of this Agreement solely for purposes of Section 1.F, hereof..
     7. MISCELLANEOUS
          A. Except as otherwise provided in this Agreement, every covenant, term and provision of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, transferees and assigns.
          B. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

          C. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement.
          D. Each Party agrees to perform all further acts and execute, acknowledge and deliver any documents which may be reasonably necessary, appropriate or desirable to carry out the provisions of this Agreement.
          E. The laws of the State of Nevada shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the Parties.
          F. This Agreement may be executed in any number of counterparts with the same effect as if all of the Parties had signed the same document. All counterparts shall be construed together and shall constitute one agreement.
          G. This Agreement may be amended or modified only with the prior written consent of all of the Parties and, to the extent such amendment or modification would adversely affect the third party beneficiary rights of NVE referred to in Section 6 hereof or any new entity referenced in Section 6 hereof, with the prior written consent of NVE.
[The remainder of this page is left blank intentionally.]

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

LICENSOR STATION CASINOS LLC
By:
	Name:	Thomas M. Friel
	Title:	Executive Vice President

COMPANY ALIANTE GAMING, LLC
By:
Name:
Title:

Exhibit A
A. U.S. Trademark Registrations

Mark	Class(es)	Reg. No.	Reg. Date
RED ROCK	16	3339158	11/20/2007
RED ROCK	41	3424069	05/06/2008
RED ROCK	43	3552181	12/23/2008
RED ROCK CASINO RESORT SPA	43	3674651	08/25/2009
RED ROCK CASINO, RESORT & SPA	41	3424068	05/06/2008
RED ROCK CASINO RESORT SPA	35	3757660	03/09/2010
RED ROCK CASINO RESORT SPA	25	3754790	03/02/2010
RED ROCK LANES	41	3447885	06/17/2008
RED ROCK SPA	44	3298840	09/25/2007
$100,000 BONUS COUNTDOWN COVERALL 5 95 (and design)	41	3534904	11/18/2008
ALWAYS YOUR BEST BET	41	2927333	02/22/2005
BET BETTER	41	3626342	05/26/2009
BET BETTER (and design)	41	3626438	05/26/2009
BIG 3 BINGO	41	3434449	05/27/2008
BOARDING PASS	41	2083905	07/29/1997
BOARDING PASS REWARDS	41	2617317	09/10/2002
BOULDER STATION	42	1661188	10/15/1991
BOULDER STATION	41	1634453	02/05/1991
BOUNCE BACK BONUS!	41	2746828	08/05/2003
CABO	41	2579020	06/11/2002
CAR A DAY IN MAY GIVEAWAY (and design)	41	1850941	08/23/1994
CAR-A-DAY	41	2085185	08/05/1997
DAILY SUPER SWIPE GIVEAWAY	41	3736395	01/12/2010
DETOX/RETOX	41	3968275	05/31/2011
DETOX/RETOX	43	3968273	05/31/2011
DETOX/RETOX	44	3968274	05/31/2011
EARN ‘N PLAY BONUS DAYS	41	3905471	01/11/2011
FAMOUS FOR WINNERS	41	3828210	08/03/2010
FEAST AROUND THE WORLD	42	2168341	06/23/1998
FEAST BUFFET	43	3555873	01/06/2009
FEAST BUFFET (and design)	43	3555901	01/06/2009

Mark	Class(es)	Reg. No.	Reg. Date
FOOTBALL FRENZY	41	2746368	08/05/2003
GREAT HANDS $10,000 HOLD’EM BONUS CHALLENGE AAAJJ (and design)	41	3376109	01/29/2008
JOKERS GONE WILD	41	1788564	08/17/1993
JUMBO BINGO	41	2848825	06/01/2004
JUMBO BLACKJACK	41	3382302	02/12/2008
JUMBO HOLD`EM POKER PROGRESSIVE	41	3001950	09/27/2005
JUMBO HOLD `EM POKER PROGRESSIVE (and design)	41	3456662	07/01/2008
JUMBO JACKPOT	41	3618956	05/12/2009
JUMBO JACKPOT MY CARD BONUS (and design)	41	3610004	04/21/2009
JUMBO JACKPOT BOARDING PASS BONUS (and design)	41	3053536	01/31/2006
JUMBO KENO	41	3029709	12/13/2005
JUMBO PENNY	41	2889937	09/28/2004
JUMBO RACE JACKPOT	41	3267998	07/24/2007
JUMBO REEL	41	3797404	06/01/2010
JUMBO REEL CASH BONUS (and design)	41	3839027	08/24/2010
JUMBO ROYALS	41	3915954	02/08/2011
KENO TO GO	41	3391916	3/4/2008
KENOMANIA	41	1634451	2/5/1991
LAST MAN STANDING	41	3355895	12/18/2007
LOCALS FAVORITE	41	2901067	11/09/2004
LUXE VEGAS	41	3396567	03/11/2008
MARCH IN DRIVE OUT	41	2433618	03/06/2001
MILLION $ BINGO (and design)	41	3506777	09/23/2008
MY CARD	41	3597437	03/31/2009
MY REWARDS	41	3597438	03/31/2009
MY REWARDS MY WAY	41	3660807	07/28/2009
MY STATION	35	3943530	04/12/2011
MY VACATION	41	3835007	08/17/2010
MY VACATION	44	3835008	08/17/2010
MY WAY	41	3654710	07/14/2009
PALACE STATION HOTEL-CASINO (and design)	41	1494589	6/28/1988
PALACE STATION HOTEL-CASINO (and design)	42	1494641	6/28/1988

Mark	Class(es)	Reg. No.	Reg. Date
PALACE STATION HOTELCASINO (and design)	35	1494471	6/28/1988
PALACE STATION (stylized)	35	1479936	3/8/1988
PALACE STATION (stylized)	41	1480097	3/8/1988
PALACE STATION (stylized)	42	1491647	6/7/1988
PERSONAL PROGRESSIVE	41	2948392	05/10/2005
POINT. CLICK. CHILL	41	3582178	03/03/2009
POINT. CLICK. CHILL	43	3394631	03/11/2008
PONT. CLICK. CONVENE.	43	4016505	08/23/2011
RAINING REWARDS	41	2746827	08/05/2003
RED ROCK STATION	25	2931043	3/8/2005
RED ROCK STATION	35	2976428	7/26/2005
RED ROCK STATION	41	2845193	5/25/2004
RED ROCK STATION	42	3076981	4/4/2006
REVERSIBLE ROYALS	41	1634452	02/05/1991
SANTA FE STATION	41	2592683	07/09/2002
SANTA FE STATION	42	2568347	05/07/2002
SOCIAL CLICK	45	3932255	03/15/2011
SPORTS CONNECTION	41	3626090	05/26/2009
STATION CASINOS SPORTS CONNECTION (and design)	41	3626343	05/26/2009
STATION CASINOS	42	1863360	11/15/1994
STATION CASINOS	41	1864405	11/22/1994
STATION CASINOS	25	2224338	02/16/1999
STATION REWARDS	41	3029595	12/13/2005
SUNSET STATION	21	2087587	8/12/1997
SUNSET STATION	25	2106796	10/21/1997
SUNSET STATION	41	2793353	12/16/2003
SUNSET STATION	42	2793354	12/16/2003
TEXAS STATION	41	2085735	08/05/1997
TEXAS STATION	35, 42	2129911	01/20/1998
TEXAS STATION GAMBLING HALL & HOTEL	41	2097143	09/16/1997
TEXAS STATION GAMBLING HALL & HOTEL	42	2121064	12/16/1997
THE FEAST	42	1920433	09/19/1995
THE FEAST (and design)	42	1661178	10/15/1991
THE GREAT GIVEAWAY	41	2266731	08/03/1999
THE MIDNIGHT FEAST (and design)	42	1653993	08/13/1991
TRIPLE DOWN	41	3565316	01/20/2009
TRIPLE PAY DEUCES WILD POKER	41	1788560	08/17/1993

Mark	Class(es)	Reg. No.	Reg. Date
TURF GRILL	41, 43	3290343	09/11/2007
WIN WITHOUT WINNING	41	2827502	03/30/2004
XTRA “PLAY CASH”	41	2660649	12/10/2002
B. U.S. Trademark Applications

Mark	Class(es)	Application No.	Filing Date
BOULDER STATION	41	85/283,931	04/01/2011
BOULDER STATION	43	85/283,998	04/01/2011
DETOX/RETOX	43	77/624,741	12/2/2008
DETOX/RETOX	41	77/624,819	12/2/2008
DETOX/RETOX	44	77/624,749	12/2/2008
DURANGO STATION	35	77/481,768	05/22/2008
DURANGO STATION	43	77/499,076	06/13/2008
DURANGO STATION	41	85/066,836	06/18/2010
JUMBO CASH WHEEL	41	77/919,502	01/25/2010
JUMBO TO GO	41	85/287,167	04/05/2011
MY PLAY	41	77/381,463	01/26/2008
MY STATION	41	77/640,989	12/29/2008
MY VACATION	43	77/918,713	01/23/2010
POINT. CLICK. CONVENE.	43	77/895,617	12/17/2009
POINT. CLICK. CONVENE.	45	77/895,601	12/17/2009
POINT. CLICK. DINE.	43	77/896,748	12/18/2009
POINT. CLICK. DINE.	45	77/893,834	12/15/2009
POINT. CLICK. PAMPER.	44	77/895,581	12/17/2009
POINT. CLICK. PAMPER.	45	77/895,546	12/17/2009
POINT. CLICK. PLAY.	45	77/893,847	12/15/2009
POINT. CLICK. PLAY.	41	77/893,873	12/15/2009
POINT. CLICK. RELAX.	44	77/893,932	12/15/2009
POINT. CLICK. RELAX.	45	77/893,947	12/15/2009
POINT. CLICK. STAY.	43	77/893,994	12/15/2009
POINT. CLICK. STAY.	45	77/893,985	12/15/2009
POINT. CLICK. SAVE.	41	85/287,135	04/05/2011
POINT. CLICK. SAVE.	43	85/287,125	04/05/2011
POINT. CLICK. SAVE.	44	85/287,110	04/05/2011
POINT. CLICK. TASTE	43	77/895,656	12/17/2009
POINT. CLICK. TASTE	45	77/895,640	12/17/2009
TERRA VINO	41	85/225,785	01/25/2011
TERRA VINO	43	85/224,978	01/24/2011
WE LOCALS (and design)	25	85/288,139	04/06/2011
WE LOCALS (and design)	35	85/288,232	04/06/2011

Mark	Class(es)	Application No.	Filing Date
WE LOCALS (and design)	41	85/288,297	04/06/2011
WE LOCALS (and design)	43	85/288,283	04/06/2011
WE LOCALS (and design)	44	85/288,251	04/06/2011
WE LOCALS (within heart design)	25	85/392,071	08/08/2011
WE LOCALS (within heart design)	41	85/392,116	08/08/2011
WE LOCALS (within heart design)	43	85/392,155	08/08/2011
WE LOCALS (within heart design)	44	85/392,179	08/08/2011
WE LOVE LOCALS	41	85/212,834	01/07/2011
WE LOVE LOCALS	43	85/212,826	01/07/2011
WE LOVE LOCALS	44	85/212,815	01/07/2011
C. Foreign Trademark Registrations
     None.
D. Foreign Trademark Applications
     None.
E. State Trademark Registrations

Mark	State	Reg. No.	Reg. Date
RED ROCK	NV	SM00360797	10/07/2004
RED ROCK	NV	SM00360798	10/07/2004
RED ROCK	NV	SM00360799	10/07/2004
RED ROCK	NV	TM00280867	03/05/1996
RED ROCK LANES	NV	E0320942007-0	05/02/2007
RED ROCK RESORT CASINO	NV	SM00360800	10/07/2004
RED ROCK RESORT CASINO	NV	SM00360801	10/07/2004
RED ROCK RESORT CASINO	NV	SM00360802	10/07/2004
THE SPA AT RED ROCK	NV	E0346652006-4	5/8/2006
THE SPA AT RED ROCK	NV	E0346672006-6	5/8/2006
THE SPA AT RED ROCK	NV	E0346692006-8	5/8/2006
$1.6 MILLION WINFALL OF CASH	NV	E0649812009-3	12/11/2009
$100,000 BINGO COUNTDOWN COVERALL (and design)	NV	SM00360895	12/07/2004

Mark	State	Reg. No.	Reg. Date
$100,000 BINGO COUNTDOWN COVERALL (and design)	NV	SM00360896	12/07/2004
$100,000 BINGO COUNTDOWN COVERALL (and design)	NV	SM00360897	12/07/2004
$100 GET-IT-BACK GUARANTEE	NV	E04212920084	06/30/2008
BET BETTER	NV	E0629602008-3	10/03/2008
BEYOND THE BEST	NV	SM00290976	05/15/1997
BEYOND THE BEST	NV	SM00290977	05/15/1997
BIG 3 BINGO	NV	E0083932006-0	02/06/2006
BIG 3 BINGO	NV	E0083882006-3	02/06/2006
BIG 3 BINGO	NV	E0083912006-8	02/06/2006
BOARDING PASS	NV	SM00290326	08/21/1996
BOARDING PASS REWARDS	NV	SM00330730	03/13/2001
BOULDER STATION	NV	SM00230433	03/09/1990
BOULDER STATION	NV	SM00230432	03/09/1990
BOUNCE BACK BONUS!	NV	SM00350134	12/02/2002
CABO (and design)	NV	SM00300793	03/09/1998
CABO (and design)	NV	TM00300791	03/09/1998
CABO (and design)	NV	TM00300792	03/09/1998
CAR-A-DAY	MN	20,691	05/07/1993
CAR A DAY GIVEAWAY	NV	SM00190856	10/02/1985
CAR A DAY IN MAY GIVEAWAY	NV	SM00190782	08/19/1985
CAR-A-DAY IN MAY	MN	20,672	04/30/1993
CAR-A-DAY IN MAY GIVEAWAY (and design)	MN	20,673	04/30/1993
DETOX/RETOX	NV	E0031512010-4	1/22/2010
DETOX/RETOX	NV	E0042582010-4	1/22/2010
DETOX/RETOX	NV	E0651682009-0	12/17/2009
EVERYONE WINS!	NV	E0348062007-6	05/15/2007
FAMOUS FOR WINNERS!	NV	SM00290463	10/23/1996
FEAST AROUND THE WORLD	CA	58004	08/05/2003
FEAST AROUND THE WORLD (and design)	NV	SM00360744	09/30/2004

Mark	State	Reg. No.	Reg. Date
FEAST AROUND THE WORLD (and design)	NV	SM00360745	09/30/2004
FEAST AROUND THE WORLD (and design)	NV	SM00360746	09/30/2004
FEAST BUFFET	NV	E0343702006-8	05/08/2006
FEAST BUFFET	NV	E0346122006-1	05/08/2006
FEAST BUFFET	NV	E0346632006-2	05/08/2006
FOOTBALL FRENZY	NV	SM00340256	09/21/2001
FROM THE PEOPLE WHO CREATED LOCAL CASINOS	NV	SM00340511	02/21/2002
FROM THE PEOPLE WHO CREATED LOCAL CASINOS	NV	SM00340512	02/12/2002
JOKERS GONE WILD	NV	SM00250798	12/17/1992
JUMBO BINGO	NV	SM00350484	04/30/2003
JUMBO BINGO PROGRESSIVE	NV	SM00340072	07/17/2001
JUMBO HOLD’EM POKER PROGRESSIVE	NV	SM00350522	05/07/2003
JUMBO JACKPOT	NV	SM00350467	04/18/2003
JUMBO KENO	NV	E0879832005-9	12/20/2005
JUMBO KENO	NV	E0879862005-2	12/20/2005
JUMBO KENO	NV	E0880022005-5	12/20/2005
JUMBO MILLION DOLLAR BINGO GAME	NV	E0267732010-4	05/26/2010
JUMBO PENNY	NV	SM00360499	06/25/2004
KENOMANIA	NV	SM00230436	03/09/1990
LAST MAN STANDING	NV	E0332862007-4	05/10/2007
LIGHTNING FAST CASH	NV	E0258442011-9	05/04/2011
LOCAL’S FAVORITE	NV	SM00340686	04/16/2002
LOCAL’S FAVORITE	NV	SM00340687	04/16/2002
MARCH MAYHEM	NV	E0275532005-3	05/10/2005
MARCH MAYHEM	NV	E0275602005-2	05/10/2005
MARCH MAYHEM	NV	E0275642005-6	05/10/2005
MILLION $ BINGO	NV	E0042512008-3	01/17/2008
MY CARD	NV	E0129702008-0	02/25/2008
MY REWARDS	NV	E0129682008-6	02/25/2008
NO JACKPOTS REQUIRED!	NV	SM00310076	06/29/1998
ODDBALL BINGO	NV	SM00300811	03/10/1998
ONE CARD DOES IT ALL!	NV	SM00330188	08/21/2000
PALACE STATION	NV	SM00210229	07/28/1987

Mark	State	Reg. No.	Reg. Date
PALACE STATION	NV	TN00180796	12/05/1983
PALACE STATION (logo)	NV	SM00210230	07/28/1987
PALACE STATION CASINO	NV	TN00180795	12/05/1983
PALACE STATION CASINO (and design)	NV	SM00190042	04/16/1984
PASTA CUCINA	NV	E0492862011-3	08/31/2011
PAYCHECK BONANZA PLUS	NV	SM00330359	10/18/2000
POINT. CLICK. CONNECT.	NV	E0210042011-5	04/12/2011
PUT YOUR MONEY ON THE SPORTS THAT MATTER	NV	E0629572008-8	10/03/2008
RED ROCK STATION	NV	SM00360831	10/21/2004
RED ROCK STATION	NV	SM00360832	10/21/2004
RED ROCK STATION	NV	SM00360833	10/21/2004
REVERSIBLE ROYALS	NV	SM00230437	3/9/1990
SANTA FE STATION	NV	SM00330325	10/11/2000
SPORTS CONNECTION	NV	E0601942008-1	09/10/2008
STATION CASINOS	NV	SM00260089	03/22/1993
STATION CASINOS	NV	SM00260090	03/22/1993
SUNSET STATION	NV	SM00290407	09/23/1996
SUNSET STATION	NV	SM00290408	09/23/1996
THE FEAST	NV	SM00240184	01/14/1991
THE GRAND CAFÉ	NV	E0293212005-7	5/16/2005
THE GRAND CAFÉ	NV	E0293252005-1	5/16/2005
THE GRAND CAFÉ	NV	SM00360395	5/11/2004
TEXAS STATION	NV	SM00290164	07/16/1996
TEXAS STATION	NV	SM00290165	07/16/1996
TEXAS STATION GAMBLING HALL & HOTEL	NV	SM00290162	07/16/1996
TEXAS STATION GAMBLING HALL & HOTEL	NV	SM00290163	07/16/1996
TRIPLE PAY DEUCES WILD	NV	SM00250804	12/17/1992
TURF GRILL	NV	E0346602006 9	05/08/2006
TURF GRILL	NV	E0346612006 0	05/08/2006
WE (HEART SHAPE) LOCALS	NV	E0074122011-9	01/21/2011
WE (HEART SHAPE) LOCALS	NV	E0064952011-6	01/21/2011
WE (HEART SHAPE) LOCALS	NV	E0196392011-7	04/06/2011
WE (HEART SHAPE) LOCALS CENTERED WITHIN A HEART	NV	E0461542011-8	08/15/2011

Mark	State	Reg. No.	Reg. Date
WE (HEART SHAPE) LOCALS CENTERED WITHIN A HEART	NV	E0461482001-0	08/15/2011
WE (HEART SHAPE) LOCALS CENTERED WITHIN A HEART	NV	E0461532011-7	08/15/2011
WIN WITHOUT WINNING	NV	SM00350538	05/14/2003